共享辦公室服務協議

共享辦公室服務協議

本服務協議（**"本協議"**）由以下雙方於 2024 年 9 月 25 日於中華人民共和國香港特別行政區（**"香港"**）簽訂:

1. 甲方: 上海臨港海外發展有限公司，其註冊地址為 Room 03-06, 10th Floor，YF Life Centre, 38 Gloucester Rd，Wan Chai, Hong Kong （**"甲方"**）；及
2. 乙方: UPPERHOUSE CAPITAL（HK）LIMITED，其註冊地址為 Unit 1904, 19/F, Podium Plaza, 5 Hanoi Rd, Tsim Sha Tsui, Kowloon（**"乙方"**）

甲方和乙方在本協議中合稱**"雙方"**，單獨稱為**"一方"**。

鑒於:

（一）甲方於香港灣仔告士打道 38 號萬通保險中心 10 樓 03-06 室（"**該共享中心**"）從事提供共享辦公室服務的業務;

（二）乙方希望向甲方申請使用該共享中心及甲方提供之共享辦公室服務;

（三）甲方與乙方在友好協商的基礎上，簽訂如下服務協議，以明確甲方在向乙方提供服務過程中雙方各自的權利和義務。

一、共享辦公室

1.1 依據本協議，甲方將向乙方提供該共享中心作為共享辦公室服務，詳細服務範圍及內容列於本協議**附表一**（以下簡稱"**服務**"）。

1.2 乙方於可使用該共享中心之部份標示於本協議**附表二。**

二、服務生效日期

2.1 本協議下所提供之服務生效日期為 2024 年 10 月 1 日，並:（勾選以下適用者）

口 - 按月計算。持續有效直至一方在下次付款日期起前至少____天發出書面通知，通知另一方協議將於該月屆滿時終止或於__________________終止。

✓ - 為固定服務期限，本協議應於 2026 年 10 月 1 日終止。

2.2 乙方知悉甲方為該共享中心之現有租戶，而所有有關本協議之條款均受該共享中心之現有租約（"**該租約**"）約束，包括但不限於租期。不論本條款中是否註明本協議之終止日期，所有根據本協議提供之服務將於該租約到期日同時到期並終止，以較早者為准。

三、開放時間

該共享中心的開放時間如下:

- 24 小時開放（受限於該共享中心所在之大廈開放時間及保安措施，以大廈管理處公佈為准）
- 只於工作日辦公時間（周一至週五 09:00-17:30）提供前台接待服務（公眾假期及惡劣天氣(八號或以上台風信號及 / 或黑色暴雨警告信號生效)除外）

在此期間，乙方同意保持噪音水平在合理範圍，以免干擾或騷擾該共享中心內的其他使用者。

四、費用

4.1 有關甲方所提供之服務，詳細費用如下：

(1) ［私人辦公室（9 號房 2 個工作桌）］: 每月港幣 9,720 元
   i. 客戶優惠可享兩個月免租期，由 2024 年 10 月 1 日至 11 月 30 日為免租期；
   ii. 簽訂兩年固定合同可享服務費 10%折扣；
   iii. 年付租金可享服務費 10%折扣；
   iv. 含折扣後價格：**每月港幣 7,873.2 元**

(2) ［多功能會議室］：每辦工桌每月包含上限 10 小時的免費使用時間（需提前預約），超出時間有償使用，優惠費用為$200/每小時

(3) ［信件和快遞收發管理］：本協議生效日期内無償使用此項服務

(4) ［小會議室］：本協議生效日期内無償使用此項設施（不限小時數）

(5) 付款明細：按金：港幣 15,746.4 元（2 個月服務費）（"**按金**"）
首年服務費：港幣 78,732 元
首付總計：港幣 94,478.4 元（須要在 2024 年 10 月 01 日前支付）
次年服務費總計：港幣 94,478.4 元（須要在 2025 年 10 月 01 日前支付）

4.2 按金應由甲方保管，直至本協議終止。如乙方中途終止協議，按金將不予退還。在任何情況下，乙方均無權將按金的任何部分視為服務費的付款。

4.3 協議期滿，乙方付清相關費用並與甲方辦理完辦公房交接手續之次日起 10 個工作日內，乙方已付按金由甲方無息退還到乙方指定銀行帳戶，乙方在收到退還費用後需出具收據給甲方。

4.3 以上費用的有效日期由本協議生效日起至 2026 年 10 月 1 日("**費用有效期**")。於費用有效期完結後，甲方保留更改及調整服務費用之絕對權利。

4.4 以上費用將根據以下形式，由乙方支付予甲方：

(1) 乙方需在本協議簽訂後 5 日內將按金及首期服務費支付到甲方指定帳戶。

(2) 甲方指定的收款銀行帳戶資訊如下：

銀行名稱：SHANGHAI LINGANG OVERSEAS DEVELOPMENT CO.，LIMITED
銀行帳戶：012-875-2-011340-5
銀行名稱：中國銀行（香港）
銀行地址：香港花園道 1 號中銀大廈

(3) 如乙方於應付費用到期日(5 日)仍未支付服務費用，未付服務費用將產生逾期費用。乙方應按照年利率 5%向甲方支付逾期費用，逾期費用每日累積並以複合方式計算直至乙方付清所有應付費用為止。

4.5 在收到按金、首期服務費或任何以上費用前，甲方有權終止本協議及／或向乙方發出遷出通知，要求其在 3 個工作日內遷出該共享中心並移除所有屬於乙方之物品（甲方同意除外）。

五、服務有效日期屆滿或中途終止

5.1 於本協議下所提供之服務生效日期屆滿或中途終止時（以較早者為准）（"**到期日**"），必須遷出該共享中心並移除所有屬於乙方之物品（甲方同意除外），並將所有鑰匙和匙卡（如有）歸還給予甲方。

5.2 於到期日或之前，乙方必須向所有相關政府部門、機構或其他組織更改及註銷乙方獲分配於該共享中心內的地址的紀錄。 如有關紀錄於到期日尚未更改，甲方將每月向乙方收取港幣 500 元作為行政費，直至更改 / 註銷程序完成為止。甲方無須主動查證有關紀錄是否妥為更改。

5.3 鑒於甲方乃香港稅收居民，在取得香港特別行政區稅務局認證發出的居民身份證明書（按《內地和香港特別行政區關於對所得避免雙重徵稅和防止偷漏稅的安排》規定）的情況下，乙方應向所屬的稅務部門申報並及時溝通，幫助甲方取得雙邊稅收減免及完稅。

六、服務使用指引

6.1 根據本協議以及該共享中心的所有其他共享辦公室協議，雙方同意以下內容:

(1) 任何個人或企業不得在該共享中心內進行任何根據甲方的判斷會造成滋擾或影響其他使用者使用的共同辦公室服務的活動;

(2) 未經甲方明確書面同意，任何個人或企業不得在該共享中心的任何部分展示、刻寫、繪製或貼上任何廣告、識別標誌或告示;

(3) 乙方在使用該共享中心之公共區域後應保持公共區域的清潔，包括但不限於會議室、辦公空間、茶水間以及其他使用者可能使用的任何其他公共空間;

(4) 禁止乙方及所有使用者在該共享中心內任何區域吸煙;

(5) 所有使用者都應禮貌對待所有其他使用者；及

(6) 甲方保留不時制定其他合理規則和規定的權利，以促進該共享中心使用者之間良好的共同工作環境。

6.2 乙方須遵守有關該共享中心及其使用或佔用該共享中心或其任何部分的政府租契、佔用許可證、公契（如有）以及管理協議（如有）的所有條款及條件，並不得違反香港特別行政區的任何法律及法規，包括但不限於消防規例。

6.3 乙方須承諾遵守該租約中的所有條款及條件。如甲方因乙方違反任何該協議中的任何部份引起的或因此產生的所有對甲方索賠、直接及間接損失、損害、責任、判決、裁決、支出或行政處罰，乙方應承擔所有責任並向甲方作出彌償。

6.4 乙方須遵守本協議**附表三**中之使用者守則。

七、免責條款

7.1 甲方不對本協議項下提供的服務執行過程中的任何中斷或錯誤承擔責任。 對於因服務中斷（特別是該共享中心內的任何通訊及電訊設施）而產生的任何索賠，乙方放棄對甲方追究的所有權利。

7.2 此外，因任何在提供通訊及電訊服務過程中發生的故障而導致的錯誤、遺漏、中斷、延遲、錯誤或缺陷而造成的任何人員或財產損失、損壞、費用或傷害，或因業務中斷和間接損失而提出的任何索賠，如並非由甲方故意造成，甲方一概不負責。

7.3 對因乙方違反其在本協議下的陳述、保證或義務引起的或因此產生的所有索賠、直接及間接損失、損害、責任、判決、裁決、支出（包括但不限於仲裁費、鑒定費、公證費、律師費

和法庭支出且包括但不限於人身傷害、死亡或財產損害）或行政處罰，乙方應自行承擔所有責任。

八、違約

8.1　如乙方違反本協議的任何部分，則應被視為違約。

8.2　若發現乙方違反協議，甲方應發出通知，要求其在四十八（48）小時内糾正違約行爲或事項，否則甲方有權立即終止本協議。如因乙方違約而導致本協議終止，所有按金將不予退還。

8.3　因乙方原因造成甲方經濟損失的，甲方有權從按金中扣除，如按金不足以彌補乙方直接損失的，甲方應据實賠償。

8.4　協議期滿，未經甲方同意而逾期遷出該共享中心的，每逾期一日，乙方應按日使用費用的 2 倍向甲方支付占用期間的使用費。乙方逾期 14 日未遷出該共享中心的，甲方有權（但沒有義務）處置任何乙方放置在該共享中心的家具、個人物品或其他物品，並向乙方申索相應的處置費用（每件港幣 500 元），且甲方無須向乙方提供任何補償。

九、通知

所有通知應發送至以下地址：
甲方：

- 聯繫人：袁晟俊 James
- 地址：Room 03-06, 10th Floor，YF Life Centre, 38 Gloucester Rd，Wan Chai, Hong Kong
- 電話：6809 5133

乙方：

- 聯繫人：Elvin Zhang
- 地址/電郵：elvin.zhang@upperhousegroup.com

十、《合約（第三者權利）條例》

《合約（第三者權利）條例》（香港法例第 623 章）不適用於本協議，訂約方以外的人士在本協議下並無任何權利，亦不得強制執行本協議。

十一、管轄法律與爭議解決

本協議在所有方面及與之相關或因之引起的任何爭議將受香港法律的管轄，並依其解釋。雙方同意凡因本協議所引起的或與之相關的任何爭議、糾紛、分歧或索賠，均應提交至上海國際仲裁（香港）中心解決。雙方特此確認本協議簽訂於香港，仲裁語言為中文。

十二、其他條款

12.1　本協議構成雙方之間的完整協議，並取代以前雙方之間與本協議項下服務事宜有關的所有書面或口頭的交流、陳述和協議。對本協議的任何修改或補充均需採用書面形式且經甲方合法授權代表簽字蓋章及乙方簽字方為有效。

12.2　未經甲方事先書面同意，乙方不得將其在本協議項下權利義務的全部或部分轉讓或分包給任何第三方。

12.3 甲方和乙方均為獨立合同方。甲方和乙方間不因本協議中約定的服務而產生代理或合夥關係，也無權代表對方做出承諾或設立任何義務。

12.4 在本協議的任何條款的全部或任何部分被認定為無效、不合法或無法強制執行時，該等認定不應影響該條款的其它部分或本協議任何其他條款的有效性或可執行性。本協議條款中如涉及服務完成後繼續有效的義務或權利，在本協議終止、解除或到期後將繼續有效。

12.5 本協議自甲方蓋章及乙方簽字之日起生效。本協議一式兩份，雙方各執一份，具有同等法律效力。

12.6 對本協議項下任何約定的棄權，須由棄權一方以書面形式作出並簽署後方為有效。一方未能或延遲行使本協議下的任何權利、權力或救濟，不構成對該等權利、權力或救濟的棄權；本協議項下約定的一方享有的任何權利、權力和救濟與該方可獲得的其他任何權利、權力或救濟是累加關係而不是排除關係，該方單獨地或部分地行使該等權利、權力或救濟也不會造成排除其進一步行使該等權利、權力或救濟，或行使任何其他權利、權力或救濟的效果。在不影響上述約定的前提下，一方對另一方違反本協議項下任何約定後所享有的任何權利、權力或救濟的棄權，不應被視為該方放棄追究另一方之後違反該約定或違反任何其他約定後所享有的權利、權力或救濟。

12.7 本協議應付的所有印花稅（如有）應由乙方單獨承擔。

[以下無正文]

雙方已於以下日期簽署本協議，**以昭信守**。

甲方：上海臨港海外發展有限公司

（蓋章）

簽名：

姓名：陳炯

職位：General Manager

日期：2024年9月25日

乙方：Upperhouse Capital (HK) Ltd

簽名：

姓名：YIN YURAN

職位：Director

日期：2024 年 9 月 25 日

附件一

共享中心詳細服務範圍

➢ 固定服務及設施

1. 根據選擇的服務計劃可配有獨立門鎖的固定辦公空間、或專屬辦公桌及共用辦公區域使用;
2. 提供辦公家具，獨立空間;
   i. 全天候 24 小時開放（受限於該物業所在之大廈開放時間及保安措施，以大廈管理處公佈為准）;
   ii. 只於本公司工作時間（周一至週五 09:00-17:30）提供前台接待服務（公眾假期及惡劣天氣(八號或以上台風信號及／或黑色暴雨警告信號生效)除外）;
   iii. 辦公大樓空調開放的時間為週一至週六 08:00-19:00，其餘時間如需開空調可提前一天申請，費用為港幣 350 元/小時。
3. 免費 WIFI 和固網線路;
4. 遠端連接印表機列印、複印及掃描;
   i. 黑白免費額度為 500 頁/每工位，彩色免費額度為 20 頁/每工位，每月額度不累計;
   ii. 當超出免費額度費用為：黑白每頁港幣 0.5 元，彩色每頁港幣 3 元，費用月結。
   iii. 為方便客戶，如打印總費用結欠少於$500，將全數撥入下期賬單一併計算，無需即時繳付，但當服務期滿一年，若費用未有累計達$500,亦需在服務期達一年時的賬單一併計算;
5. 免費享用自助咖啡，茶水;
6. 免費使用隔音電話間;
7. 免費使用帶鎖文件櫃;
8. 使用商業地址為通訊地址用途;
9. 根據選擇的月費服務計劃包含的時數按需要預約使用多功能會議室（18 人）及會議室（8 人），並享有會務服務;
   i. 必須提前預約，最多只可提前 3 天預約（先預約先得）;
   ii. 會務服務只於本公司工作時間（周一至週五 09:00-17:30）提供（公眾假期及惡劣天氣(八號或以上台風信號及／或黑色暴雨警告信號生效)除外）;

➢ 自選收費服務內容

1. 每個專屬辦公桌可申請一個本地座機電話號碼，費用為港幣 100 元/每月;
2. 使用多功能會議室（可容納 18 人），費用為港幣 500 元/每小時;
3. 郵件和包裹收發處理（公眾假期及惡劣天氣(八號或以上台風信號及／或黑色暴雨警告信號生效)除外），費用為港幣 500 元/每月

本公司可能會不時對共享中心的使用規則條款進行修改、刪除或新增。

附件二

共享中心平面圖


不向外開放
封閉辦公區 5P
20 sq.m
1 號房
2 號房
3 號房
4 號房
5 號房
6 號房
7 號房
8 號房
9 號房
4 sq.m
10 號房
茶水及多功能區
60 sq.m
印刷區
4 sq.m

附件三

共享中心使用規則

1. 當成員使用公共區域時，成員應對自己的個人財產負責。貴重物品請妥善保管，共享中心對任何遺失或被盜的物品不承擔任何責任。
2. 為了共享中心所有成員的安全和工作的便利，在公共區域內，任何對本中心或任何成員的員工、客人或財產造成破壞或危險的行為應當禁止。
3. 本公司為成員提供可出入共享中心區域的門禁卡，門禁卡僅限成員使用，不可以任何形式出租、出借，或以其他方式交由他方使用。
4. 為了營造良好的公共環境，請勿在公共區域午睡。
5. 嚴禁利用任何共享中心空間進行或從事任何非法或冒犯性活動，嚴禁攜帶包括且不限於任何種類的武器，以及任何有攻擊性、危險性、易燃性或爆炸性的物品。如果成員發現場有非法行為或冒險性活動，請及時聯絡本公司的工作人員。
6. 嚴禁攜帶寵物到共享中心。
7. 共享中心在公共區域設有 24 小時監控，以保障各位成員安全。
8. 共享中心為成員提供專業、舒適和完善的工作環境，包括高速網路、打印機、會議室、咖啡機等。請所有成員愛護公共設施。
9. 在使用共享中心會議室之前，請至少提前一個工作日向工作人員諮詢預約。
10. 請勿在會議室用餐，會議室內禁止攜帶任何有異味或刺激性的物品。
11. 當成員在共享中心內享受本公司所提供對此空間的服務，代表成員同意遵守在註冊加入或購買具體服務時接受此使用規則。

本公司可能會不時對共享中心的使用規則條款進行修改、刪除或新增。